THIRD AMENDMENT

                                       TO

                           REVOLVING CREDIT AGREEMENT



            Third Amendment, dated as of June 12, 1996 to the Revolving Credit Agreement, dated as of February 7, 1996, as amended (the "Credit Agreement"), by and among BEST PRODUCTS CO., INC., a Virginia corporation (the "Borrower"), the financial institutions from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), the co-agents from time to time party thereto (collectively, the "Co-Agents") and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT"), as agent for the Lenders (in such capacity, the "Agent").

            The Borrower, the Lenders and the Agent desire to (i) amend the definition of the term "Borrowing Base" and (ii) amend the financial covenants with respect to Cumulative Covenant EBITDA and the minimum and maximum amounts of Inventory contained in the Credit Agreement, in each case on the terms and conditions hereinafter set forth. Accordingly, the Borrower, the Agent and the Lenders hereby agree as follows:

            1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit
Agreement.

            2. Existing Definition. Subclause (ii) of the definition of the term "Borrowing Base" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "(ii)       the sum of (A) the Rent Reserve, (B) $20,000,000,
            provided that the dollar amount of the reserve set forth in this subclause (ii)(B) shall be reduced to $10,000000 during the months of September, October and November, and (C) such additional reserves as the Agent, in the exercise of its reasonable business judgment, may deem appropriate."


            3. Cumulative Covenant EBITDA. Section 8.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "8.12.  Cumulative Covenant EBITDA.  Permit Cumulative
            Covenant EBITDA for any fiscal month of the Borrower set forth below to be less than the amount specified opposite each such fiscal month:

                  Month                      Amount
                  -----                      ------
                  February, 1996          ($12,500,000)
                  March, 1996             ($20,000,000)
                  April, 1996             ($25,000,000)
                  May, 1996               ($35,000,000)
                  June, 1996              ($45,000,000)
                  July, 1996              ($55,000,000)
                  August, 1996            ($55,000,000)
                  September, 1996         ($55,000,000)
                  October, 1996           ($55,000,000)
                  November, 1996          ($45,000,000)
                  December, 1996          ($20,000,000)
                  January, 1997           ($20,000,000)
                  February, 1997          ($20,000,000)
                  March, 1997             ($20,000,000)
                  April, 1997             ($20,000,000)
                  May, 1997               ($20,000,000)
                  June, 1997              ($20,000,000)
                  July, 1997              ($20,000,000)"


          4. Maintenance of Inventory. Section 8.16 of the Credit Agreement is hereby amended in its entirety to read as follows:

           "8.16. Maintenance of Inventory. The Borrower shall not permit the aggregate amount of its Inventory (valued at Book Value) at the end of each fiscal month set forth below to be less than the minimum amount or more than the maximum amount specified opposite each such fiscal month set forth below:

      Fiscal Month        Minimum Amount       Maximum Amount
      ------------        --------------       --------------
      February, 1996       $432,000,000         $586,000,000
      March, 1996          $401,000,000         $544,000,000
      April, 1996          $397,000,000         $538,000,000
      May, 1996            $406,000,000         $551,000,000
      June, 1996           $372,000,000         $518,000,000
      July, 1996           $377,000,000         $515,000,000
      August, 1996         $402,000,000         $545,000,000
      September, 1996      $437,000,000         $600,000,000
      October, 1996        $493,000,000         $682,000,000
      November, 1996       $507,000,000         $701,000,000
      December, 1996       $371,000,000         $484,000,000
      January, 1997        $368,000,000         $460,000,000
      February, 1997       $350,000,000         $460,000,000
      March, 1997          $343,000,000         $460,000,000
      April, 1997          $337,000,000         $450,000,000
      May, 1997            $316,000,000         $425,000,000
      June, 1997           $319,000,000         $400,000,000
      July, 1997           $325,000,000         $410,000,000"

            5. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

                  (a) The representations and warranties contained in this Amendment and in Article VI of the Credit Agreement and each other Related Document shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Potential Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

                  (b) The Agent shall have received counterparts of this Amendment which bear the signatures of the Borrower and the Majority Lenders.

                  (c) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

            6. Representations and Warranties. The Borrower represents and warrants to the Lenders as follows:

                  (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Credit Agreement, as amended hereby.

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Credit
Agreement as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not violate or create a default under the Borrower's charter or by-laws, any such applicable law or any contractual restriction binding on or otherwise affecting the Borrower or any of the Borrower's properties, and (iii) except as provided in the Related Documents, do not and will not result in or require the creation of any Lien upon or with respect to the Borrower's property.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement, as amended hereby.

                  (d) This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

                  (e) The representations and warranties contained in Article VI of the Credit Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Potential Default, has occurred and is continuing on and as of the Amendment Effective Date.

            7. Continued Effectiveness of Credit Agreement. The Borrower hereby (i) confirms and agrees that each Related Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Related Document to "the Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Related Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Borrower from time to time existing in respect of the Credit Agreement and the Related Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

            8.    Miscellaneous.

                  a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  b. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  c. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  d. The Borrower will pay on demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel, counsel to the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    BEST PRODUCTS CO., INC.

                                    /s/Frederick G. Kraegel
                                    ---------------------------------------
                                    Title: Senior Vice President and Chief
                                    Financial Officer


                                    AGENT AND LENDER

                                    THE CIT GROUP/BUSINESS CREDIT, INC.


                                    /s/Cyril Prince
                                    ---------------------------------------
                                    Title: Vice President


                                    CO-AGENTS AND LENDERS

                                    BANKAMERICA BUSINESS CREDIT, INC.


                                    /s/Lisa Palmiere
                                    ---------------------------------------
                                    Title: Senior Account Executive


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    /s/Murry Stegelman
                                    ---------------------------------------
                                    Title: Duly Authorized Signatory


                                    THE FIRST NATIONAL BANK OF BOSTON


                                    /s/Maureen H. Forrester
                                    ---------------------------------------
                                    Title: Vice President

                                    LENDERS

                                    HELLER FINANCIAL, INC.


                                    /s/Salvatore Salzillo
                                    ---------------------------------------
                                    Title: Assistant Vice President


                                    CONGRESS FINANCIAL CORPORATION


                                    /s/Laurence Forte
                                    ---------------------------------------
                                    Title: Vice President


                                    SANWA BUSINESS CREDIT CORPORATION


                                    /s/Peter Skazla
                                    ---------------------------------------
                                    Title: Vice President


                                    FOOTHILL CAPITAL CORPORATION


                                    /s/Bryan Hamm
                                    ---------------------------------------
                                    Title: Assistant Vice President


                                     TRANSAMERICA BUSINESS CREDIT CORPORATION


                                    /s/Steve Fischer
                                    ---------------------------------------
                                    Title: Senior Vice President


                                    FREMONT FINANCIAL CORPORATION


                                    /s/Gregory C. Lacker
                                    ---------------------------------------
                                    Title: Vice President